UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 25, 2026

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	Other Events.

Canadian Pacific Kansas City Limited (the “Corporation”) is a foreign private issuer that prepares its management proxy circular, as required, in accordance with Canadian corporate and securities law requirements. The Corporation currently continues to file its periodic and current reports on U.S. domestic issuer forms. The Corporation’s 2026 Notice of Annual Meeting of Shareholders and 2026 Management Proxy Circular, dated March 10, 2026, has been filed with the Canadian securities regulatory authorities on March 25, 2026, and is also being filed on this current report on Form 8-K. A copy of the Corporation’s 2026 Notice of Annual Meeting of Shareholders and 2026 Management Proxy Circular is attached as Exhibit 99.1 to this current report on Form 8-K.

Additionally, on March 25, 2026, the Corporation filed with the Canadian securities regulatory authorities its Notice of Availability of Materials for 2026 Annual Meeting of Shareholders. A copy of the Notice of Availability of Materials for 2026 Annual Meeting of Shareholders is attached as Exhibit 99.2 to this current report on Form 8-K.

On March 25, 2026, the Corporation also issued a press release announcing that it has filed its notice of meeting and management proxy circular for its 2026 annual meeting of shareholders with Canadian and U.S. securities regulators. A copy of this press release is attached as Exhibit 99.3.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	2026 Notice of Annual Meeting of Shareholders and 2026 Management Proxy Circular

Exhibit 99.2	Notice of Availability of Materials for 2026 Annual Meeting of Shareholders

Exhibit 99.3	Press Release, dated March 25, 2026

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2026

CANADIAN PACIFIC KANSAS CITY LIMITED

By:	/s/ Tyler Robinson
Name:	Tyler Robinson
Title:	General Counsel and Assistant Corporate Secretary